UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2004

                           SOUTHWEST COMMUNITY BANCORP
             Incorporated Under the Laws of the State of California


       000-50545                                          30-0136231
Commission File Number                     I.R.S. Employer Identification Number


                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616





                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits
-----------------------------------------

(a)      Financial Statements

         Not Applicable.

(b)      Pro Forma Financial Information

         Not Applicable.

(c)      List of Exhibits

99.1 Press Release of Southwest Community Bancorp dated April 19, 2004, announcing results of operations and financial condition as of the three months ended March 31, 2004.

Item 12. Results of Operations and Financial Condition
------------------------------------------------------

On April 19, 2004, Southwest Community Bancorp issued its earnings release for the first quarter ended March 31, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. Southwest Community Bancorp does not intend for this Item 12 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.





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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           SOUTHWEST COMMUNITY BANCORP


DATE: April 19, 2004                           /s/ Frank J. Mercardante
                                          By:_____________________________
                                                      Frank J. Mercardante
                                                             President and
                                                   Chief Executive Officer